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                                                                   EXHIBIT 10.86




                                      LEASE

                               THE HUNTERDON GROUP

                           a New Jersey Proprietorship

                                   as Landlord

                                       and

                                  MEDAREX, INC.

                    A Corporation of the State of New Jersey

                                    as Tenant

                              Dated: August 9, 1999
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     THIS LEASE, made this 9 day of August 1999, between THE HUNTERDON GROUP, a
New Jersey Proprietorship with an address of PO Box 83, Pittstown (hereinafter referred to as "LANDLORD") and MEDAREX, INC., a New Jersey Corporation with an address of 1545 Route 22 East, PO Box 953, Annandale, New Jersey 08801, hereinafter referred to as "TENANT"), and for and in consideration of the mutual covenants herein contained, and upon the terms and conditions herein set forth, it is hereby agreed between the LANDLORD and the TENANT as follows:

     1. DESCRIPTION OF PREMISES: The LANDLORD hereby leases to the TENANT, and the TENANT hereby hires from the LANDLORD, subject to the conditions hereinafter expressed, the following space in the building known as the Stratford Building, as built substantially in accordance with plans, as modified to this date, on file in the LANDLORD'S office and available for inspection by the TENANT upon notice to the LANDLORD.

     (A) The entire BUILDING known as the Stratford Building, in the Annandale Square Complex located at 67 Beaver Avenue and old Allerton Roads, Clinton Township, Hunterdon County, New Jersey, as such space is shown on the plan attached hereto, (such leased space being hereinafter called the "PREMISES", such building being hereinafter called the "BUILDING" and such complex being hereinafter called the "SQUARE"). Leased PREMISES having an calculated square footage of 10,588 square feet.

          TOGETHER WITH, the right to use in common with the other occupants of the SQUARE, their agents, customers, invitees and licensees, those public areas of the Square, all on the terms and conditions hereinafter set forth.

     2. CONDITION OF PROPERTY. Neither the LANDLORD nor its agents have made any representations with respect to the BUILDING, the land upon which it is erected or the leased PREMISES except as expressly set forth herein. No rights, easements or licenses are acquired by the TENANT by implication or otherwise except as expressly set forth in the provisions of this lease. The taking of possession of the leased property by the TENANT shall be conclusive evidence that the TENANT accepts the same "as is" and that the leased PREMISES and the BUILDING of which the same form or are a part of were in good condition at the time possession was taken, subject to and excluding any latent defects in the BUILDING. The rent hereunder shall in no case be withheld or diminished on account of any defect in such property, any change in the condition thereof, any damage occurring thereto or the existence with respect thereto of any violations of the laws or the regulations of any governmental authority. However, TENANT shall not be obligated to pay any rent payments while any such defect prevents TENANT'S use of the leased PREMISES.

     3. LANDLORD'S REPRESENTATION OF GOOD TITLE. The LANDLORD represents that it has the full right, power and authority to enter into this lease for the term herein granted.

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     4. TERM. The leased PREMISES is leased for a term of FIVE (5) years (the
"Original Lease Term"), commencing upon the issuance of a certificate of occupancy for the PREMISES (currently anticipated to be on or about December 1, 1999), and ending on a date five (5) years thence, or, assuming a commencement date of December 1, 1999, on November 31, 2004.

     5. OPTION FOR EXTENSION. The TENANT is hereby granted an option to renew this lease, which option may be exercised a maximum of ONE (1) time, upon the following terms and conditions:

     a. Notice of the exercise of the option for extension shall be sent to the LANDLORD, in writing, at least EIGHT (8) months before the expiration of the Original Lease Term.

     b. No default by the TENANT shall exist on the date of the giving of the notice of extension or on the date of the commencement of the extended term.

     c. The extended term shall be for a term of five (5) years to commence at the expiration of the Original Lease Term and all of the terms and conditions of this lease, other than the basic rent, shall apply during any such extended term.

     d. The basic annual rent (payable in equal monthly installments) shall be at a rate determined by taking the FIFTH year monthly lease amount, paid in the Original Lease Term, and increasing said monthly lease amount, for the 12 (TWELVE) months following by the same percentage as the percentage increase in the Consumer's Price Index for the New York, New York/Northeastern New Jersey Metropolitan Area, taken from the time period of TWELVE months prior to the renewal period or by increasing the base rent by 3%whichever is greater, but in no event shall said increase be greater than 5%.

     e. During any extended term, the basic annual rent shall be adjusted for each year of such extended term using the formula described in the above paragraph (paragraph d).

     The new annual rent as so determined pursuant to the terms of this section shall be due and payable by the TENANT in equal monthly installments commencing with the first month of each year of the extended term of the lease.

     6. BASIC RENT. The TENANT shall pay to the LANDLORD during the original lease term, basic rent in the amount of ONE MILLION EIGHTY SIX THOUSAND EIGHT HUNDRED FIFTY FIVE DOLLARS AND N0/100 ($1,086,855.00) (the "Basic Rent") payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Basic Rent for the original leased term

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shall be payable in monthly installments, in advance, on the first day of each calendar month during the term, in the following amounts:

     On the first day of each and every month of the Original Lease Term, $18,114.25, shall be due and payable provided, however, that a proportionately lesser sum shall be paid for the first month of the Original Lease Term if the original lease term commences on a date other than the first day of the month. The TENANT shall make all rental payments, including any additional rent as defined in section 25 of this lease (the "additional rent") to the LANDLORD, at the LANDLORD'S above stated address, or at such other place as the LANDLORD may designate in writing, without demand and without any counterclaim, deduction, or set-off whatsoever at any time.

     7. SECURITY DEPOSIT. The TENANT shall not be required to deposit with the LANDLORD any security deposit.

     8. ISRA. TENANT shall, at TENANT'S own expense, comply with the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq. and the regulations promulgated thereunder (hereinafter referred to as "ISRA") in line with the closing, termination and transfer of TENANT'S operation, use and occupancy of the leased PREMISES, and shall furnish the LANDLORD with evidence of such compliance prior to the closing, termination or transfer or TENANT'S operations or the cessations of use and occupancy at the leased PREMISES.

     TENANT shall also provide all information within TENANT'S control requested by LANDLORD or the Bureau of Industrial Site Evaluation of the New Jersey Department of Environmental Protection or Preparation of Non-Applicability Affidavits should LANDLORD or the New Jersey Department of Environmental Protection so request, and TENANT shall promptly execute such affidavit should the information contained therein be found by TENANT to be complete and accurate.

     TENANT shall indemnify and defend LANDLORD from and against any liabilities, losses and costs, including LANDLORD'S reasonable counsel fees, which LANDLORD may incur by reason of TENANT'S breach of the provisions of this paragraph. These provisions shall survive the termination of this lease.

     TENANT shall be responsible only to the LANDLORD for conditions occurring during the term of this lease, or any extensions or renewals of this lease.

     LANDLORD guarantees and warrants to the TENANT and the TENANT accepts that the previous Tenant in the lease space used the PREMISES for general office use only and that there exists no violations under ISRA regulations.

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     9. USE AND OCCUPANCY. The TENANT may use and occupy the leased PREMISES for any lawful purpose, The TENANT shall not use or knowingly permit any part of the leased PREMISES to be used for any unlawful purpose.

     10. CARE AND ALTERATION OF PREMISES. The TENANT shall commit no act of waste and shall take good care of the PREMISES and the fixtures and appurtenances therein, and shall, in the use and occupancy of the PREMISES, conform to all laws, orders and regulations of the Federal, State and Municipal Governments. The TENANT shall not, without first obtaining the written consent of the LANDLORD, make any alterations or improvements in, to or about the PREMISES. All alterations and improvements made by the TENANT to the PREMISES, which are so attached to the PREMISES that they cannot be removed without material injury to the PREMISES, shall become the property of the LANDLORD upon installation. Not later than the last day of the term of this lease or any extension thereof pursuant to Section Six of this lease, the TENANT shall, at the TENANT'S sole expense, remove all of the TENANT'S personal property and those alterations and improvements made by the TENANT which have not become the property of the LANDLORD, including trade fixtures; repair all injury caused to the PREMISES during the TENANT'S use thereof, including but not limited to injury caused by or in connection with the installation or removal of said property, alterations and improvements; and surrender the PREMISES in as good condition as they were at the beginning of the Original Lease Term, reasonable wear and tear and damage by fire, the elements, casualty or other uninsurable cause not due to misuse or neglect by the TENANT, the TENANT'S agents, customers, invitees or licensees excepted. All other property of the TENANT remaining on the PREMISES after the last day of the term of this lease, or any extension thereof pursuant to Section 5 of this lease, shall be conclusively deemed abandoned and may be removed by the LANDLORD, and the TENANT shall reimburse the LANDLORD for the actual costs of such removal and for all costs in collecting said sum. The LANDLORD may, but need not, have any such property stored at the TENANT'S risk and expense and nothing herein shall obligate the LANDLORD to store or otherwise provide a secure place for such property.

     11. REPAIRS AND CARE. The TENANT has examined the PREMISES and has entered into this lease without any representation on the part of the LANDLORD as to the condition thereof. The TENANT shall take good care of the PREMISES and shall at the TENANT'S own cost and expense, make all non-capital repairs, including painting and decorating, and shall maintain the PREMISES in good condition and state of repair, except as set forth hereinafter. The TENANT shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in clean condition, free from debris, trash, and refuse. The LANDLORD shall maintain the sidewalks, driveways, yards, entrances and all other exterior portions of the BUILDING free of snow and ice.

     The LANDLORD'S obligations to make repairs hereunder shall be limited to making such repairs as are necessary to the common facilities, leased PREMISES (structural, HVAC, plumbing, other capital items or electrical facilities only in the leased PREMISES), the parking area and the access ways of the PREMISES. However, in the event that any such repair is made

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necessary by misuse or neglect on the part of the TENANT or any agent, customer, invitee or licensee of the TENANT, and is not recoverable under the LANDLORD'S insurance policies, the TENANT shall reimburse the LANDLORD upon demand, as additional rent, for the cost of such repair. The LANDLORD shall give the TENANT such advanced notice of making such repairs as may be reasonable except in the case of an emergency, and except in the case of repair requested by the TENANT. The LANDLORD shall attempt, in good faith, to coordinate its schedule with that of the TENANT in making any such repair. If the LANDLORD intends to require that any such repair be paid for by the TENANT, LANDLORD shall, before making such repair, obtain at least three (3) competitive bids for such repair work and shall select, in its sole discretion, the lowest responsible bidder to perform such work.

     12. INCREASE OF INSURANCE RATE. If for any reason, it shall be impossible to obtain fire and other hazard insurance in the buildings and improvements in any portion of the SQUARE, in an amount and in the form and in insurance companies acceptable to the LANDLORD, the LANDLORD may, if the LANDLORD so elects at any time thereafter, terminate this lease in the term hereof, upon giving to the TENANT sixty (60) days notice in writing of the LANDLORD'S intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. LANDLORD will take no intentional action to cause this position to be triggered. If by reason of the use to which the PREMISES are put by the TENANT or character of or the manner in which the TENANT'S business is carried on, the insurance rates for fire and other hazards shall be increased, the TENANT shall upon demand, pay to the LANDLORD, as rent, the amounts by which the premiums for such insurance are increased. Such payments shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

     13. COMPLIANCE WITH LAWS. The LANDLORD represents that the BUILDING was constructed in accordance with all applic le laws and ordinances and will obtain a certificate of occupancy for the PREMISES. The TENANT shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or public authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said PREMISES, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said PREMISES, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said PREMISES and its contents, for the prevention of fire or other casualty, damage or injury, at the TENANT'S own cost and expense, provided, nothing herein shall require TENANT to make or pay for any capital improvements.

     The TENANT shall also observe and comply with such reasonable rules and regulations as the LANDLORD may promulgate from time to time, on written notice to the TENANT, for the safety, care and cleanliness of the PREMISES, and the comfort, quiet and convenience of the occupants of the BUILDING. The TENANT shall not place an unusual load upon any floor of

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the PREMISES except as may be agreed upon between the LANDLORD and the TENANT in consultation with the LANDLORD'S architect and which is allowed by law. The LANDLORD reserves the right to prescribe the weight and position of all extraordinary safes, business machines and mechanical equipment in the PREMISES. Such installations shall be placed and maintained by the TENANT, at the TENANT'S expense, in setting sufficient, in LANDLORD'S judgment, to absorb and prevent vibration, noise and annoyance. LANDLORD shall not be obligated to discover or inspect for excessive floor loads.

     14. FIRE AND CASUALTY INSURANCE, FIRE AND OTHER CASUALTY AND WAIVER OF SUBROGATION. LANDLORD shall maintain, at its expense, fire and other casualty (All-Risk) insurance on the Building in an amount sufficient to prevent LANDLORD from being a co-insurer thereunder, with standard form of waiver of subrogation. In case of fire or other casualty, the TENANT shall give immediate notice to the LANDLORD. If the PREMISES shall be partially damaged by fire, the elements or other casualty, the LANDLORD shall repair the same as speedily as practicable, but the TENANT'S obligation to pay rent hereunder shall not cease. If, in the opinion of the Municipal Building Inspector, the PREMISES be so extensively and substantially damaged as to render then untenantable, then the rent shall cease until such time as the PREMISES shall be made tenantable by the LANDLORD. However, if, in the opinion of the LANDLORD, the PREMISES be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end.

     In addition, the TENANT and the LANDLORD waive all rights of recovery against each other or any of their agents, servants and/or employees for any loss, damage or injury of any nature whatsoever for which the TENANT or the LANDLORD is actually insured or required to insure under the terms hereof. Each insurance policy obtained by the TENANT or the LANDLORD shall contain (by endorsement or otherwise) a waiver of subrogation whereby the insurer waives any right to be subrogated to the rights of any named insured (by mortgagee endorsement or otherwise) as against the TENANT or the LANDLORD, in the event that the insurer shall pay any insurance proceeds to one or more of such named insureds. Further, it is the LANDLORD'S obligation to maintain appropriate casualty insurance.

     15. ASSIGNMENT. The TENANT shall not assign, mortgage or hypothecate this LEASE nor sublet or sublease the premises or any part thereof without the written consent of the LANDLORD, which consent shall not be unreasonably withheld. There shall not be any penalty to the TENANT if consent by LANDLORD is approved.

     16. LANDLORD'S INSPECTION AND REPAIR. The LANDLORD and its representatives may, upon 24 hours notice, enter the leased PREMISES, at any reasonable time during normal business hours, for the purpose of inspecting the leased PREMISES, performing any work which the LANDLORD elects to undertake made necessary by reason of the TENANT'S default under the terms of this lease, exhibiting the leased PREMISES for sale, lease or mortgage financing, or posting notices of non-responsibility under any mechanic's lien law. The

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LANDLORD shall be allowed to take all material into and upon the leased PREMISES that may be required therefore without the same constituting an eviction of the TENANT in whole or in part. The rent reserved shall not abate while decorations, repairs, alterations, improvements or additions are being made, whether by reason of loss or interruption of the business of the TENANT or otherwise.

     If the TENANT shall not be personally present to open and permit an entry into the leased PREMISES and accompany the LANDLORD into the PREMISES at any time when for any reason an entry therein shall be necessary or permissible, the LANDLORD shall be permitted entry by way of a master key, and the TENANT shall not cause nor permit additional locks or deadbolts to be installed without the express written consent of the LANDLORD. The LANDLORD'S right of entry set forth herein shall not be deemed to impose upon the LANDLORD any obligation, responsibility or liability for the care, supervision or repair of the leased PREMISES other than as herein provided. Any entry as provided herein shall be nondestructive of the TENANT'S business and/or occupancy of the PREMISES, to the extent practicable.

     17. CONDEMNATION AND EMINENT DOMAIN. If the land and BUILDING of which the leased PREMISES are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the LANDLORD shall grant an option to purchase or shall sell and convey the said PREMISES or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and PREMISES or any portion thereof, then this lease, at the option to the LANDLORD, shall terminate, and the term hereof shall end as of such date as the LANDLORD shall fix by notice in writing; and the TENANT shall have only such claim or right to claim damages as may be by law compensable and attributable to the value of the leasehold created by this lease, All rights to the TENANT to damages other than as to the value of the leasehold created by this Agreement, together with relocation expenses as aforesaid, if any, are hereby assigned to the LANDLORD. The TENANT agrees to execute and deliver any instruments, at the expense of the LANDLORD, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and PREMISES or any portion thereof. The TENANT covenants and agrees to vacate the said PREMISES, remove all the TENANT'S personal property therefrom and deliver up peaceable possession thereof to the LANDLORD or to such other party designated by the LANDLORD in the aforementioned notice. Failure by the TENANT to comply with any provisions in this clause shall subject the TENANT to such costs, expenses, damages and losses as the LANDLORD may incur by reason of the TENANT'S breach hereof.

     18. SIGNS. The TENANT shall not place nor allow to be placed any signs of any kind whatsoever upon, in or about the PREMISES or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the LANDLORD in writing. In

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case the LANDLORD or the LANDLORD'S agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the PREMISES or any part thereof, they may be so removed, but shall be replaced at the LANDLORD'S expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the LANDLORD shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. LANDLORD shall furnish interior directory and TENANTS' door signage. All costs associated with this signage shall be an additional cost to the TENANT. Said cost for graphics shall be $950.00, which shall include exterior directories (located throughout the landscaped areas of the SQUARE) aluminum "bronze" exterior door directory. If TENANT desires its company logo, there will be an additional cost for the graphics associated with the logo and its, installation.

     19. INSOLVENCY OF LESSEE. The TENANT shall be in default under the terms of this lease and this lease shall, at the option of the LANDLORD, be terminated, upon any one of the following occurrences.

     a. The appointment of a receiver to take possession of all or substantially all of the assets of the TENANT.

     b.   A general assignment by the TENANT for the benefit of creditors.

     c. The initiation of a proceeding against the TENANT under any bankruptcy or insolvency law, or by the TENANT under a Chapter 7 petition under the bankruptcy laws as now existing in the United States of America or by the TENANT under any insolvency law.

     Upon notice by the LANDLORD to the TENANT, in writing, of the LANDLORD'S election to terminate this lease in accordance with this paragraph, the TENANT shall have a period of sixty (60) days within which to cure the cause for the LANDLORD'S election. In the event a cure is not accomplished, or substantial steps towards a cure not accomplished, within said sixty (60) day period, the TENANT'S right to possession of the premises shall cease, and the TENANT shall then quit and surrender the PREMISES to the LANDLORD, but the TENANT shall remain liable to the LANDLORD for all rents or other charges as provided in this lease.

     20. REMEDIES UPON TENANT'S DEFAULT. If there should occur any default on the part of the TENANT in the performance of any conditions and covenants herein contained, said default continuing for twenty (20) days after written notice by the LANDLORD if monetary in nature or continuing for sixty (60) days after written notice by the LANDLORD if a non-monetary default, or if during the term hereof, the PREMISES or any portion thereof shall be or become abandoned or deserted, vacated or vacant (and rent shall not be timely paid during the vacant or abandoned time period) or should the TENANT be evicted by summary proceedings or otherwise, the LANDLORD, in addition to any other remedies herein provided or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefore,

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or for damages, re-enter the said PREMISES and the same have and again possess and enjoy, The LANDLORD may also, as agent for the TENANT or otherwise, relet the PREMISES and receive the rents therefore and apply the same, first to the payment of such expenses, reasonable attorney's fees and costs, as the LANDLORD may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary, and second to the payment of the rents due hereunder. The TENANT shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the LANDLORD, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the LANDLORD during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs. The said rent, expenses, fees and costs as aforesaid are to be paid as such deficiencies arise and are ascertained each month. All remedies contained herein are subject to mitigations as required by law. LANDLORD shall attempt to relet at fair market value.

     21. SUBORDINATION AND MORTGAGE PRIORITY. This lease shall not be a lien against the said PREMISES in respect to any mortgages that may hereafter be placed upon said PREMISES. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording, and the TENANT agrees to execute any instruments, without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the TENANT to execute such instruments when requested by the LANDLORD shall entitle the LANDLORD to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly. In no event shall the TENANT record this lease or any amendment, modification, alteration or change thereto. The provisions of the subordination agreement contained in this paragraph shall be self- operative and no further instrument of subordination shall be required in order to bind the tenant hereunder.

     22. REIMBURSEMENT OF LANDLORD. If the TENANT shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the LANDLORD may, if the LANDLORD so elects, carry out and perform such conditions and covenants, at the cost and expense of the TENANT, and the said cost and expense shall be payable on demand, or at the option of the LANDLORD shall be added to the installment of rent due immediately thereafter but in no case later than one
(1) month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the LANDLORD may have hereunder by reason of the breach by the TENANT of any of the covenants and conditions in this lease contained. Prior to the LANDLORD carrying out and performing any such conditions and covenants at the cost and expense of the TENANT, the LANDLORD shall supply the TENANT within ten (10) days written notice of his intention to do so, unless the granting of such ten (10) day notice would cause additional detriment or loss to the LANDLORD or to the PREMISES, in which case such notice as is reasonable shall be given by the LANDLORD. Any payment due would be due on the day of the next rent payment or thirty days from the date of demand, whichever is later.

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     23. MECHANIC'S LIENS. The TENANT shall, within ten (10) days after it becomes aware thereof, discharge or satisfy by bonding or otherwise any mechanic's lien for materials or labor claimed to have been furnished to the PREMISES on the TENANT'S behalf.

     24. SERVICES TO BE PROVIDED BY LANDLORD. Subject to intervening statutes, ordinances, rules, regulations and executive orders, while the TENANT is not in default under any of the provisions of this LEASE, the LANDLORD agrees to furnish the following services:

     a. The LANDLORD shall clean and maintain in proper fashion all interior hallways and lavatories located in the SQUARE that are used in common by all tenants of the SQUARE. The interior hallways and lavatories located within the LEASED PREMISES are not used in common by all tenants of the SQUARE.

     b. The LANDLORD shall provide hot water for the usual and expected use of the leased PREMISES.

     c. The LANDLORD shall supply restroom supplies for restrooms located in the SQUARE that are used in common by all tenants of the SQUARE. The restroom5 located within the LEASED PREMISES are not used in common by all tenants of the SQUARE.

     d. The LANDLORD shall provide maintenance of the parking lot, access ways and landscaped area of the PREMISES and lighting of the parking area from the onset of darkness until 10:00 P.M.

     e. The LANDLORD will furnish a reasonable amount of electricity, as the LANDLORD may determine, for lighting the common areas of the SQUARE during business hours. The LANDLORD will also furnish a reasonable amount of potable water, as the LANDLORD may determine for satisfying the usual and expected potable water demands of the TENANT. The LANDLORD will also furnish natural gas in quantities as the LANDLORD may determine, for the general use of the TENANT. The LANDLORD shall not incur any liability for a failure to supply either such electricity, potable water or natural gas, or for any interruption or deficiency thereof, due to any reason beyond the LANDLORD'S control. All electricity, water, sewer and gas charges shall be the responsibility of the TENANT. Sewer and Water charges shall be billed by the LANDLORD to the TENANT as a result of Sewer and Water not being individually Tenant metered. Sewer and Water shall be billed to the TENANT at a pro rata cost to the TENANT.

     f. The LANDLORD shall provide a heating, ventilating and air conditioning ("HVAC") system in the BUILDING that is capable of maintaining the PREMISES at a temperature and in a manner befitting a first class building and will use all reasonable care to keep such system in proper and efficient operating condition. The LANDLORD will riot be responsible for the failure of the HVAC system if such failure results from the occupancy of the leased PREMISES by more than an average of one person for each hundred
          (100) square feet or if the TENANT installs and operates machines and appliances the total connected electrical load of which exceeds 2 volt amperes per square toot of area or that which is otherwise agreed between the LANDLORD and the TENANT. The LANDLORD shall not be liable for any failure to supply such heat or air conditioning, or for any interruption or deficiencies thereof, due to any reason beyond the LANDLORD'S control. The costs of energy in operating the HVAC system and general use shall be born by the TENANT and shall be paid by the TENANT directly to Jersey Central Power and Light Company ("JCP&L") or any other utility company providing such energy, as hereinafter provided. The TENANT shall at all times maintain in the PREMISES a temperature of not less than fifty (50) degrees in the heating season and not more than eighty (80) degrees in the cooling season.

          The TENANT shall not install or use at the PREMISES any equipment, machinery, appliance or the like requiring more than 220 volt service without the prior written consent of the LANDLORD, which consent shall not be unreasonably withheld. In the event the TENANT solicits and the LANDLORD consents to an electric services exceeding 220 volts the TENANT may, at its sole cost and expense, cause Jersey Central Power & Light Company or any other licensed utility to install such electric service to the PREMISES.

     g. The LANDLORD shall provide a complete sewage removal system for the PREMISES. Said system will be or has been installed and approved by the appropriate governmental bodies of the Township of Clinton, County of Hunterdon and State of New Jersey. The LANDLORD shall be responsible for such repair of the system as may be considered to be a capital improvement.

     25. ADDITIONAL RENT. TENANT shall pay its proportionate share of increases of Annual Real Estate Taxes and Annual Operating Costs above a base year, adjusted to reflect 95% occupancy and a fully assessed PROPERTY. Said base year will begin the first month of occupancy. Any increases shall not exceed 5% of the prior year. The term "Proportionate Share" represents the gross square feet of the PREMISES divided by the gross square footage of the SQUARE. The Proportionate Share of the PREMISES is currently 34%.

     a. Real Estate Taxes. Real Estate Taxes, as used in this Section, means, in respect to each calendar year, all real estate taxes, assessments and charges (whether ordinary or extraordinary) imposed upon the SQUARE or upon the rents, as such (other than as income or profits tax), payable to the LANDLORD in respect of the SQUARE; and all municipal sewer charges and rents imposed upon the SQUARE; and all real estate taxes and assessments (whether ordinary or extraordinary) imposed upon the land upon which the SQUARE is constructed. If, due to a future change in the method of taxation, any franchise, income or profits tax shall be levied against the LANDLORD expressly in substitution for any of the taxes, assessments or charges included in such definition of annual real estate taxes, then such franchise, income or profits tax (to the extent it is in respect of the SQUARE) shall also be included in such definition of annual real estate taxes.

     b. Annual Operating Costs. Annual Operating Costs shall cover all necessary expenses incurred in the operation and maintenance of said land and buildings in which the leased PREMISES are a part, in accordance with accepted principles of sound management and accounting practices as applied to the operation and maintenance of a first class office complex.

     26. ESTOPPEL. The TENANT shall, from time to time, on not less than five
(5) days prior written request by the LANDLORD, execute, acknowledge and deliver to the LANDLORD, a written statement certifying that the lease is unmodified and in full force and effect, or that the lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, to the best of the TENANT'S knowledge, whether or not the LANDLORD is in default. It is intended that any such statements delivered pursuant to this section of the lease may be relied upon by a prospective purchaser of the LANDLORD'S interest or mortgagee of the LANDLORD'S interest or assignee of any mortgage of the lessor's interest.

     27. LATE CHARGE. Not withstanding anything in this lease to the contrary, at the LANDLORD'S option, the TENANT shall pay, as additional rent, a late charge of 5%, per month, of any installment of rent or additional rent paid more than TEN (10) days after the due date thereof, to cover the extra expense involved in handling delinquent payments.

     28. HOLD OVER TENANCY. If the TENANT holds possession of the PREMISES after the original Lease Term or any extension thereof, the TENANT shall become a TENANT from month to month under the provisions herein provided, but at a monthly basic rental equal to 125% of the monthly rental installment for the calendar month immediately prior to the end of such term, as provided for pursuant to N.J.S.A. 2A: 42-6, and without the requirements for demand or notice by the LANDLORD to the TENANT demanding delivery of possession of the PREMISES, which sum shall be payable in advance on the first day of each month.

     29.1 TENANT'S LIABILITY INSURANCE. The TENANT shall provide to the LANDLORD, an or before the commencement date of the Original Lease Term of this lease, evidence of a policy of commercial general liability insurance together with evidence of proof of payment of the premium therefore, naming the LANDLORD as an additional insured for claims based upon the acts or omissions of TENANT, insuring the TENANT and the LANDLORD against any liability commonly insured against and occasioned by any act or omission by the TENANT on or about the PREMISES. Such policy is to be written by an insurance company qualified to do business in the State of New Jersey. The policy shall be with limits not less than two million dollars ($2,000,000.00) in respect of any one person, in respect of any one accident and in respect of property damage. Said limits shall be subject to periodic review, and LANDLORD reserves the right to require the TENANT to obtain an increase in said coverage limits if, in the reasonable opinion of the LANDLORD, said coverage becomes inadequate or is less than that commonly maintained by tenants in similar buildings 'in the area by tenants making similar uses. At least fifteen (15) days prior to the expiration or termination date of any such policy, the TENANT shall deliver to the LANDLORD a renewal or replacement policy with proof of the payment of the premium therefore. Each such policy shall provide that it shall not be canceled except on thirty (30) days prior written notice to the LANDLORD.

     29.2 LANDLORD'S LIABILITY INSURANCE. The LANDLORD shall maintain the required Building Owner's Policy of general liability insurance. Such policy is to be written by an insurance company qualified to do business in the State of New Jersey. The policy shall be with limits not less than two million dollars ($2,000,000.00) in respect of any one person, in respect of any one accident and in respect of property damage.

     30. COMPLETE CONTRACT. This lease contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes completely all prior agreements and understandings, whether written or oral, and all contemporaneous oral agreements and understandings. No representative, agent or employee of the LANDLORD has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions thereof, shall be binding unless reduced to writing and signed by the LANDLORD and the TENANT.

     31. RIGHT TO SHOW PREMISES. The LANDLORD may show the PREMISES to prospective purchasers and mortgagees, and, during the final EIGHT (8) months of this lease, prospective tenants, on 24 hours notice to the TENANT during normal business hours.

     32. QUIET ENJOYMENT. The LANDLORD covenants that the TENANT on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased PREMISES for the term before mentioned and any extended term hereof.

     33. INDEMNIFICATION AND HOLD HARMLESS AGREEMENT. The TENANT shall indemnify and save harmless the LANDLORD and its agents against and from and will provide LANDLORD a defense for, any and all claims arising from the conduct by the TENANT, or any agent, customer, invitee or licensee of the TENANT, of any business in or about the PREMISES, or any act or thing whatsoever done, or any condition created in or about the PREMISES, arising from any negligent, willful or otherwise wrongful act or omission of the TENANT or any agent of the TENANT, and all costs and expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against the LANDLORD by reason of any such claim, the TENANT, upon notice from the LANDLORD, shall resist and defend such action or proceeding. This section shall survive the termination of this lease, but only with respect to acts or omissions occurring during any term thereof.

     The TENANT shall also pay all costs and reasonable attorney's fees incurred by or against the LANDLORD in enforcing the covenants, terms and provisions of this lease, or in terminating this lease, by reason of the TENANT'S default; and all such costs and reasonable attorney's fees, if paid by the LANDLORD, and all taxes and assessments, and the payment of all monies provided in this lease to be made by the TENANT, shall, if paid by the LANDLORD, be, and they hereby are declared to be, a LANDLORD'S lien upon the TENANT'S interest in any personal property placed upon the PREMISES at any time during the term of this lease. All such additional rent or other monies as called for as set forth in this Section shall be paid, together with interest at the rate of 12% per annum, from the date of payment by the LANDLORD, and shall be collected as any other rent specifically reserved herein.

     34. INDEMNIFICATION AND HOLD HARMLESS AGREEMENT. The LANDLORD shall indemnify and save harmless the TENANT and its agents against and from and will provide TENANT a defense for, any and all claims arising from the conduct by the LANDLORD, or any agent, customer, invitee or licensee of the LANDLORD, of any business in or about the BUILDING, or any act or thing whatsoever done, or any condition created in or about the BUILDING, arising from any negligent, willful or otherwise wrongful act or omission of the LANDLORD or any agent of the LANDLORD, and all costs and expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against the TENANT by reason of any such claim, the LANDLORD, upon notice from the TENANT, shall resist and defend such action or proceeding. This section shall survive the termination of this lease, but only with respect to acts or omissions occurring during any term thereof.

     The LANDLORD shall also pay all costs and reasonable attorney's fees incurred by or against the TENANT in enforcing the covenants, terms and provisions of this lease, or in terminating this lease, by reason of the LANDLORD'S default; and all such costs and reasonable attorney's fees, if paid by the TENANT, and all taxes and assessments, and the payment of all monies provided in this lease to be made by the TENANT, shall, if paid by the TENANT, be, and they hereby are declared to be, a TENANT'S lien upon the LANDLORD'S interest in any personal property placed upon the PREMISES at any time during the term of this lease. All such additional rent or other monies as called for as set forth in this Section shall be paid, together with interest at the rate of 12% per annum from the date of payment by the TENANT, and shall be collected as any other rent specifically reserved herein.

     35. NOTICES. All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such addressed as may be designated in writing, which notice of change of address shall be given in the same manner.

     36. NON-WAIVER BY LANDLORD. The various rights, remedies, options and elections of the LANDLORD or the TENANT, expressed herein, are cumulative, and the failure of the LANDLORD or TENANT to enforce strict performance by the TENANT or the LANDLORD of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the LANDLORD of any installment of rent after any breach by the TENANT, in any one or more instances, shall not be construed or deemed to be waiver or a relinquishment for the future by the LANDLORD of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     37. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this lease shall apply to, bind and inure to the benefit of the LANDLORD and the TENANT, and their respective heirs, successors, legal representatives and assigns. It is understood that the term LANDLORD as used in this lease means only the owner, a mortgagee in possession or a term tenant of the BUILDING, so that in the event of any sale of the BUILDING or of any lease thereof, or if a mortgagee shall take possession of the BUILDING, the LANDLORD named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of the LANDLORD hereunder accruing thereafter.

     38. NON-LIABILITY OF LANDLORD. Except in the event of negligence or willful misconduct by the LANDLORD or the LANDLORD'S agents, servants and/or employees, the LANDLORD shall not be liable for any damage or injury which may be sustained by the TENANT or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyer, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other tenant any other tenant's agents, employees, guest, licensees, invitees, sub-tenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the LANDLORD, of any Services to be furnished or supplied by the LANDLORD. TENANT does not agree herein to indemnify the LANDLORD for the LANDLORDS' own negligence.

     39. ASSIGNMENT OF PARKING SPACES. The LANDLORD reserves the right to assign, at some future time, designated parking spaces in the common parking areas to the TENANT which shall be reasonably proximate to the portion of the BUILDING occupied by the TENANT. In the event such assignment takes place, the TENANT shall be entitled to a minimum number of spaces, such number being at least equal to TENANT's Proportionate Share (as defined in Paragraph 25) at all times during the term of this LEASE.

     40. VALIDITY OF LEASE PROVISIONS. The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by law.

     41. LIMITS OF LANDLORD'S LIABILITY. Notwithstanding anything to the contrary contained in this lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this lease by the LANDLORD) that (except as provided in this Section) there shall be absolutely no personal liability on the part of the LANDLORD'S, its successors, assigns, constituent partners or shareholders, or any mortgagee in possession, with respect to any of the terms, covenants or conditions of this lease, and that the TENANT shall look solely to the greater of: (i) the equity of the LANDLORD in the building; or (ii) the sum of One Million Dollars ($1,000,000.00) of other assets of the LANDLORD, for the satisfaction of each and every remedy of the TENANT in the event of any breach by the LANDLORD or any of the terms, covenants and conditions of this lease to be performed by the LANDLORD, such exculpation of liability to be absolute and without any exceptions whatsoever.

     42. BROKERAGE COMMISSION. The TENANT hereby represents and warrants that no broker or realtor is entitled or has any right to any brokerage or realtor fees or commissions arising from in or out of this lease or its creation.

     43. ARBITRATION. Any disputes arising under this Lease shall be subject to resolution through binding arbitration. The parties may each appoint one arbitrator and those two arbitrators will agree on a third arbitrator. The dispute will be arbitrated under the rules of the American Arbitration Association. The prevailing party will pay for their own arbitrator and the losing party pays for their own and the third arbitrator. However, the pendency of an arbitratable dispute shall not operate as a bar to any proceeding available due to default under the terms of this Agreement. Any sums of money in dispute must be deposited into escrow or banded by the party seeking arbitration.

     44. NON-SMOKING PROVISION. TENANT acknowledges that there shall be no smoking in or about the PREMISES or the common areas of the BUILDING. The purpose of this provision of "non-smoking" is for the health and enjoyment of all tenants within the SQUARE. Violation of this provision shall constitute a breach of TENANTS' covenants and, if violations continue after written notice, TENANT shall be in breach of this lease.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seals to be hereto affixed, the day and year first above written.

WITNESS:                                    THE HUNTERDON GROUP

/s/ Cecilia L. Hopkins                      BY /s/ Aram Papazian
------------------------------------           -------------------------------
                                               Aram R. Papazian, Prop.

WITNESS:                                    MEDAREX, INC.

/s/ Kathy Reamer                            BY /s/ Michael Appelbaum
------------------------------------           -------------------------------
                           Title               Exec. V.P.                Title


STATE OF NEW JERSEY, COUNTY OF HUNTERDON:

     I certify that on _______________, 1999, Aram R. Papazian personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) is named in and personally signed the attached Lease Agreement on behalf of THE HUNTERDON GROUP;

Signed and sworn to before me
on _______________,  1999


------------------------------------           -------------------------------


STATE OF ______________________, COUNTY OF ____________________:

     I certify that on __________________, 1999

     personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person is the ______________ President Controller of the TENANT, MEDAREX, INC., the corporation named in this document:

     (b) this person is the attesting witness to the signing of this document by the proper corporate office who is the President or Controller of the TENANT,

     (c) this document was signed and delivered by the TENANT as its voluntary act duly authorized by a proper resolution of it Board of Directors;

     (d) this person knows the proper seal of the TENANT.

Signed and sworn to before me
on _______________,  1999


------------------------------------           -------------------------------

                                ADDENDUM TO LEASE
                                -----------------

                                   WORKLETTER

     THIS ADDENDUM TO LEASE made this _________ day of August 1999 between THE HUNTERDON GROUP, a New Jersey Proprietorship, "LANDLORD" and MEDAREX, INC., a Corporation of the State of New Jersey, as "TENANT", is an addendum to the lease dated of even date between the parties.

     It is hereby further agreed between the LANDLORD and the TENANT as follow:

     1. LANDLORD shall construct PREMISES as depicted on the plan attached to this LEASE AGREEMENT and identified as "PLAN LAYOUT". TENANT shall pay to LANDLORD, upon execution of this LEASE AGREEMENT the SUM Of $ 40,000.00, which represents Tenant's share of the cost of Tenant fit-up.

     The LEASED PREMISES shall be constructed in accordance with all applicable building codes and shall include the following:

     a.   Framing of all interior walls.

     b.   Sound attenuation (insulation) of interior walls where necessary.

     c.   Sheetrocking of all interior walls.

     d.   Painting of entire interior of PREMISES.

     e. Wallcoverings in front vestibule, reception, rest rooms and central stairway areas.

     f.   Marble or porcelain tile installed in reception area.

     g.   Carpeting installed throughout all office and hallway areas.

     h.   Vinyl tile installed in kitchen/lounge area.

     i.   Required electrical outlets and switching for individual offices.

     j. New lighting for CEO, CFO and reception areas. Fluorescent type with parabolic type diffusers.

     k. Patching of the existing suspended type ceiling where necessary. Replace soiled or damaged ceiling tiles, where necessary.

     l.   Supply and install "white" board in conference room wall.

     m. Install a security alarm system with passive infrared detectors throughout the PREMISES to provide security of the PREMISES. System shall be capable of central station monitoring. Central station monitoring shall be additional in cost. The annual cost for central station monitoring shall be $275.00, payable to the LANDLORD upon billing.

     All materials and workmanship shall be of the same or similar quality as that of the other Buildings located in Annandale Square. Within 45 hays from the execution of this LEASE agreement, LANDLORD will provide TENANT with a set of architectural plans and list of specifications of the work to be performed on the PREMISES (the "Plans and Specifications") for the TENANT's approval which shall specify all types of and quality of materials to be used and the work to be performed by the LANDLORD in order to complete the above described work. TENANT'S approval shall be in writing, within five (5) business days from date of submission to the TENANT or otherwise deemed approved.

     2. The above described work shall be performed and completed no later than December 31, 1999. LANDLORD shall apply for and obtain all necessary permits required, at no additional cost to the TENANT.

     TENANT shall be given a reasonable opportunity to inspect the PREMISES following the substantial completion of the above described work but prior to the date of the issuance of a certificate of occupancy. Immediately following such inspection, (within five (5) business days) TENANT shall deliver to LANDLORD an Inspection Statement which shall set forth all items (if any) of the above described work which in TENANT's reasonable opinion shall not have been completed in accordance with the Plans and Specifications ( the "Punch List Items"). LANDLORD hereby agrees to correct any such Punch List items and to cure any defects in workmanship as promptly as practicable. Nothing contained herein shall relieve the TENANT of the obligation to take possession of the PREMISES and to pay the Basic Rent in accordance with the terms of this LEASE upon the delivery by the LANDLORD to the TENANT of the certificate of occupancy.

     In the event that a certificate of occupancy is not obtained by December 31, 1999, and the TENANT can not occupy the PREMISES by January 2, 2000, this LEASE AGREEMENT may become null and void, at the option of the TENANT. In the event that the TENANT wishes to extend the completion date beyond December 31, 1999, it may do so, in writing, to the LANDLORD.

     3. The LANDLORD shall, at no additional cost to the TENANT, clean all windows, paint the front exterior entrance way to the PREMISES and provide, upon commencement of the LEASE term, the PREMISES in a first class condition, in keeping with the other buildings and grounds within the SQUARE.

     4. The LEASE term shall commence upon the issuance of a certificate of occupancy for the PREMISES. LANDLORD shall keep TENANT apprised and aware of this target occupancy date throughout the course of construction.

WITNESS:                                    THE HUNTERDON GROUP

/s/ Cecilia L. Hopkins                      BY /s/ Aram Papazian
------------------------------------           -------------------------------
                                               Aram R. Papazian, Prop.

WITNESS:                                    MEDAREX, INC.

/s/ Kathy Reamer                            BY /s/ Michael Appelbaum
------------------------------------           -------------------------------
                           Title                                         Title

     RIDER to Lease dated as of the 9th day of August, 1999, between THE HUNTERDON GROUP, a New Jersey Proprietorship, as Landlord, and MEDAREX, INC., as Tenant, for premises known as the Stratford Building in the Annandale Square Complex, 67 Beaver Avenue and Old Allerton Road, Clinton Township, New Jersey 08540.

     The part of this Lease containing Sections 1 through 44 is hereby modified and supplemented as follows. Wherever there is any conflict between this rider and such other part of this Lease, the provisions of this rider are paramount and this Lease shall be construed accordingly, the provisions of Section 30 notwithstanding.

     45. The Lease is hereby amended in the following respects:

     (A) That part of Section 5-b, that follows the word "extension" is deleted.
     (B)  The word "FIFTH" is changed to "SEVENTH" in. Section 5.d.
     (C) The words "or Preparation of" are changed to "for preparation of" in the fourth line of the second paragraph of Section 9. In addition, Landlord agrees to provide all information in Landlord's control which may be necessary to enable Tenant to obtain a letter of non-applicability or any other clearance, approval or consent from the New Jersey Department of Environmental Protection.
     (D)  The words "Section Six" are changed to "Section 5" in the 15th line of
          Section 10.
     (E)  The first two sentences of Section 12 are deleted.
     (F) The clause, "which the Landlord agrees to enforce in a non-discriminatory manner", is added to Section 13 immediately following the phrase "from time to time."
     (G) The phrase, "exhibiting the Leased Premises for sale, lease or mortgage financing" is deleted from the first sentence of Section 16.
     (H) The phrase, "..., together with relocation expenses" is added at the end of the first sentence of Section 17.
     (I) The clause, "within ten (10) days after it becomes aware thereof" is changed to "within thirty (30) days after receipt of a demand therefor" in Section 23.
     (J) The clause, "..., but not in an amount greater than the amount for which the Landlord would be liable were the Square the Landlord's only asset" is added at the end of Section 25.a.

     46. The provisions of Section 10 are in all respects subject to Section 14 in the event of damage or destruction of all or part of the Premises by fire or other casualty.

     47. Anything to the contrary in Section 13 notwithstanding, Tenant shall not be required to comply with any requirements of law or of the Board of Fire Underwriters or any insurance company unless such requirements are violated by actions taken by Tenant in or about the Premises or by reason of Tenant's use of the Premises in a manner different from the normal use thereof for executive/administrative offices.

     48. The provisions of Sections 6, 14, 16, 17 and 24 notwithstanding, if by reason of fire or other casualty, Landlord's entry into the leased Premises, a condemnation or Landlord's inability to perform its obligations under the Lease, Tenant's normal use of the Premises is materially interfered with, such that Tenant is compelled to discontinue occupancy of the Premises, in which or in Part, during the time that such interference persists, then the rental shall be equitably adjusted during the time of such discontinuance of occupancy.

     49. The provisions of Sections 14 and 17 notwithstanding, in the event that a material portion of the Leased Premises is destroyed and, in the reasonable judgment of the Tenant, cannot be repaired within six (6) months, or is condemned, Tenant shall have the right, excercisable by a written notice to the Landlord, to terminate this Lease effective as of any date set forth in such notice.

     50. The provisions of Section 15 relating to Landlord's consent to a proposed sublease or assignment are inapplicable to a sublease or assignment to an entity controlled by, controlling, or under common control with the Tenant.

     51. It is agreed that as to any mortgages hereafter placed on the Premises, the subordination provided for in Section 21 shall extend only to mortgages under which the mortgagee by agreement in the mortgage or in a separate instrument contracts in substance (i) not to disturb Tenant's occupancy so long as Tenant performs its obligations in this Lease and (ii) not unreasonably to withhold or delay any consent or approval required to be obtained from such mortgagee by Tenant.

     52. (a) Tenant, at its own cost and expense, after notice to Landlord, may contest the amount or validity of any municipal taxes; in any manner permitted by law, in Tenant's name, and whenever necessary, in Landlord's name, provided that Tenant does so in good faith. Landlord will cooperate with Tenant and execute any documents or pleadings reasonably required for such purposes, provided that the same shall be without cost, liability or expense to Landlord. Such contest may include appeals from any judgment, decree or order until a final determination is made by a court or governmental department or authority having final jurisdiction in the matter. However, notwithstanding such contest, Tenant shall pay its share of the contested municipal taxes in the manner and on the dates provided for in section 25, unless the payment of municipal taxes by Landlord would operate as a bar to such contest or materially interfere with the prosecution thereof; and in such case, Tenant may require Landlord to defer the payment of the contested taxes. Upon the termination of such contest, Tenant shall pay its share of the amount of the contested taxes as finally determined in such contest, and all interest penalties and all other costs, charges, fees and liabilities in connection therewith. Tenant shall indemnify and hold harmless Landlord against and from any and all liability, loss, damage and expense (including, without limitation, reasonable attorney's fees and expenses) which Landlord may sustain by reason of any such contest or Tenant's delay in paying any contested taxes.

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

     (b) Anything in Section 25 to the contrary notwithstanding, Annual Operating Costs shall not include Real Estate Taxes, capital improvement costs (unless any such cost, after amortization over the useful life of the improvement, reduces operating expenses; provided, however, that only the then currently depreciable portion of such amortized cost may be included in Annual Operating Expenses), costs reimbursed by insurance, the cost of work or services performed specifically for any other tenant in the Square (whether or not such tenant reimburses Landlord), costs in connection with preparing space for a new tenant, advertising expenses, real estate brokers' commissions, franchise, transfer, inheritance or capital stork taxes or other taxes imposed upon or measured by the income or profits of Landlord, administrative wages and salaries or any other general and administrative overhead of Landlord, the cost of any electricity furnished to any space occupied by other tenants, and fines and/or penalties incurred due to violation by Landlord of any law or any governmental rule, regulation or directive.

     53. The provisions of Sections 33 and 34 notwithstanding, no payment by either Tenant or Landlord shall give rise to or create a lien on any personal property of the other party.

     54. Landlord agrees to reserve as confidential any information concerning Medarex, its business or its personnel obtained as a consequence of any entry into the leased Premises.

     55. Any work required or undertaken by Landlord under this Article or under any other provision of this Lease shall be performed with due diligence.

     56. It is agreed that no consent or approval of Landlord referred to in this Lease shall be unreasonably withheld or delayed.

     57. The Landlord represents and warrants that:

     (a) Landlord has no knowledge of any pending or contemplated condemnation or eminent domain proceeding which would affect the Building or the Premises or any part thereof and there is no litigation, proceeding (zoning or otherwise) or governmental investigation pending or, to the knowledge of Landlord, threatened against Landlord or the Building which would affect the Building or the Premises.

     (b) There are no pending tax abatement or exemption proceedings in respect of the Building or the Square, and no existing tax abatements or exemptions, total or partial in respect of the Building or the Square, nor have any been applied for.

                                       25
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     (c) To the knowledge of the Landlord, there has been no release, discharge or deposit in or about the Building or any portion thereof of any hazardous or toxic substances which would violate any environmentally related statute or governmental regulation.

                                            LANDLORD: THE HUNTERDON GROUP

                                            By: /s/ Aram Papazian
                                                ------------------------------

                                            Title: Proprietor
                                                   ---------------------------


                                            TENANT:  MEDAREX, INC.

                                            By: /s/ Michael Appelbaum
                                                ------------------------------

                                            Title: Exec. V.P.
                                                   ---------------------------

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